Related Party Transactions	12 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
Related party transactions

Note 13. Related party transactions

The table below sets forth the major related parties and their relationships with the Company as of June 30, 2026 and 2025:

Name of related parties	Relationship with the Company
Poon Wai Kwong (“Mr. Poon”)	Shareholder of BUUU
Excellent Prospect Investment Holding Limited	Shareholder of BUUU

On December 20, 2024, the Company and Excellent Prospect Investment Holding Limited, being a shareholder of the Company, entered into a loan agreement, pursuant to which Excellent Prospect Investment Holding Limited agreed to lend $180,000 to the Company for the payment of IPO related expenses. The loan bears 6% interest per annum and will be matured on December 19, 2025. The Company had fully repaid the outstanding balance on August 20, 2025.